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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 23, 2004




                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-50516               13-4104684
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Numbers)         Identification No.)


       3 Times Square, 12th Floor
              New York, NY                                           10036
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


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          (Former name or former address, if changed since last report)

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Item 12.  Results of Operations and Financial Condition

     On July 23, 2004, Eyetech Pharmaceuticals, Inc. announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Item 12 of Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 2004                    EYETECH PHARMACEUTICALS, INC.


                                        By: /s/ Glenn P. Sblendorio
                                           ---------------------------
                                        Name:   Glenn P. Sblendorio
                                        Title:  Senior Vice President, Finance
                                                and Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.         Description
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    99.1            Press release dated July 23, 2004 announcing financial
                    results for the quarter ended June 30, 2004.